TABLE OF CONTENTS

                                      SA
                                    NUMBER
ARTICLE

1.                  Quantity, Model and Description                                                                         SA21

2.                  Delivery Schedule

3.                  Price

4.                  Payment

5.                  Miscellaneous

TABLE

1                  Aircraft Delivery, Description, Price and                             SA29
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1A                   Aircraft Delivery, Description, Price and                           SA33
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1B                   Aircraft Delivery, Description, Price and                          SA33
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    1C                      Aircraft Delivery, Description, Price and                        SA33
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    1D                      Aircraft Delivery, Description, Price and                       SA33
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] – Boeing Sky Interior Aircraft

    1E                      Aircraft Delivery, Description, Price and                       SA34
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] – SA-34 Exercised Aircraft

EXHIBITS

A.	Aircraft Configuration

   A1                      Aircraft Configuration                                    SA33

   A2                      Aircraft Configuration                            SA33

B                  Aircraft Delivery Requirements and Responsibilities

C                  Defined Terms

SUPPLEMENTAL EXHIBITS

   AE1                      [CONFIDENTIAL PORTION OMITTED AND FILED                 SA20
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Optional Features

BFE1                   BFE Variables                               SA34

CS1                   Customer Support Variables

SLP1                   Service Life Policy Components

EE1                   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Warranty and Patent Indemnity

PA No. 1977                                                                 SA34

LETTER AGREEMENTS

6-1162-AKP-070                                   Miscellaneous Commitments for Model 737, 757,
    767 and 777 Aircraft

6-1162-AKP-072R1                               [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-073                                   Accident Claims and Litigation

6-1162-AKP-074R2                               Business Considerations

6-1162-AKP-075                                   Aircraft Purchase Rights and Substitution Rights
    - Attachment A
    - Attachment B                    SA34
    - Attachment C                    SA34

6-1162-AKP-076                                   Aircraft Performance Guarantees

6-1162-AKP-077                                   Spares Matters

6-1162-AKP-078                                   Model 737 Miscellaneous Commitments

6-1162-AKP-079                                   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Sharing

6-1162-AKP-080                                   Installation of Cabin Systems Equipment

6-1162-AKP-081                                   Model 737 Maintenance Cost Commitment

6-1162-AKP-082                                   Confidentiality

6-1162-AKP-083                                   Model 737 Introduction Cost Commitment

6-1162-AKP-084                                   Performance Retention Commitment

6-1162-AKP-085                                   Component Reliability Commitments

6-1162-AKP-117                                   Delivery Schedule

6-1162-SSM-1405                                  Multiple Operating Weight Program
    Attachment B1

6-1162-CLO-1035                                   Aircraft Performance Guarantees                                                         SA28

6-1162-CLO-1038                                   Advance Payments and Permitted Transactions                               SA31

6-1162-CLO-1082                                   Advance Payments and Permitted Transactions 2                            SA32

AAL-PA-1977-LA-01073      Advance Payments and Permitted Transactions 3                           SA34

PA No. 1977                                                                SA34